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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   May 19, 1998
                                                 ----------------

                          DENTLCARE MANAGEMENT, INC.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



       Nevada                       0-28680               88-0301637
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

2360 Hassell Road, Hoffman Estates, Illinois                60195
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (847) 839-0891
                                                   ----------------

                                     N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events

On May 15, 1998, a 1:5 reverse split of the Common Stock of the Company became effective whereby five outstanding shares of Common Stock, $.001 par value, were combined into one share of Common Stock, $.001 par value; and that all outstanding option rights, warrants and conversion rights were adjusted accordingly to reflect the reverse split.









                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DENTLCARE MANAGEMENT, INC.
                                                (Registrant)




Date:  May 19, 1998          By:   /s/      RONALD STOPPELWORTH
                                   --------------------------------
                                    Name:   Ronald Stoppelworth
                                    Title:  Chief Financial Officer and
                                             Secretary

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